UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 27, 2011, the Special Committee of the Board of Directors (the “Special Committee”) of EXCO Resources, Inc. (“EXCO”) issued a press release reporting the Special Committee’s entry into an agreement (the “Standstill Agreement”) with WL Ross & Co. LLC (“WL Ross”) and EXCO. A copy of this press release is being furnished as Exhibit 99.1 to this report.

On July 27, 2011, EXCO entered into the Standstill Agreement with WL Ross containing customary standstill provisions. The Standstill Agreement increases the percentage of EXCO’s outstanding common shares that WL Ross can beneficially own to 20% from the approximately 10% allowed under the original confidentiality agreement. The Standstill Agreement extends the May 3, 2012 expiration of the original confidentiality agreement to February 13, 2013. The Standstill Agreement requires WL Ross and its affiliates to remain passive investors and prohibits WL Ross from, among other things, entering into any agreement with a third party for the purpose of acquiring, holding, voting or disposing of EXCO’s equity securities, making any public offer to acquire control of EXCO, soliciting proxies in connection with any offer to acquire control of EXCO and making any public shareholder proposal with respect to EXCO. The Standstill Agreement also prohibits WL Ross from advising, assisting, encouraging or providing financing to any other person or group undertaking or seeking to undertake any of the foregoing actions. The foregoing description of the Standstill Agreement is not complete and is qualified in its entirety by reference to the full text of the Standstill Agreement, a copy of which is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

The Special Committee or the Company may, from time to time, enter into similar amended standstill agreements with other parties who participated in the strategic review process.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 27, 2011, issued by the Special Committee.

99.2	Standstill Agreement, dated July 27, 2011, by and among WL Ross & Co. LLC, EXCO Resources, Inc. and the Special Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President - Finance

Date: July 28, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 27, 2011, issued by the Special Committee.

99.2	Standstill Agreement, dated July 27, 2011, by and among WL Ross & Co. LLC, EXCO Resources, Inc. and the Special Committee.